FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 Avenue of the Americas
New York, New York 10105
800.334.2143

SUPPLEMENT DATED JANUARY 3, 2012
TO PROSPECTUS DATED MARCH 1, 2011

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2011. Please review these matters carefully.

Portfolio Management — Gold Fund

First Eagle Gold Fund (the “Fund”) is managed by Ms. Rachel Benepe along with Associate Portfolio Manager Mr. Chris Kwan. Ms. Benepe and Mr. Kwan have served as the Fund’s Portfolio Managers since February 2009 and June 2011, respectively.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2011. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “The Adviser”.